Commitments and Contingencies	3 Months Ended	12 Months Ended
	May 31, 2021	Feb. 28, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
22.	Commitments and Contingencies
From time to time, we are subject to contingencies that arise in the ordinary course of business. We record an accrual for a contingency when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. We do not currently believe the resolution of any such contingencies will have a material adverse effect upon our Consolidated Balance Sheets, Statements of Operations or Statements of Cash Flows.

25.	COMMITMENTS AND CONTINGENCIES
Acquisition-Related Obligations
Upon purchasing Amber Road (see Note 3, Business Combination and Acquisitions), equity incentive compensation previously granted to Amber Road employees was converted to deferred cash compensation, whereby employees may vest in cash payments over periods up to four years from the date of acquisition. Vesting is contingent upon continued employment with the Company. Deferred compensation amounts are calculated based on the price the Company paid for Amber Road’s stock at acquisition, the strike price of the original grant, and the number of former Amber Road shares that would have vested over the period. For the fiscal year ended February 29, 2020, the Company recorded $10.9 million of expense for Amber Road deferred compensation in the Consolidated Statements of Operations, including $9.5 million related to accelerated deferred compensation payments negotiated in exit agreements with certain former Amber Road executives.
During the period from March 1, 2020 through February 3, 2021, the Company recognized $0.8 million of deferred compensation expense related to Amber Road. There was no deferred compensation expense recognized during the period from February 4, 2021 through February 28, 2021. An accrual of $0.8 million was included in the Consolidated Balance Sheets as of February 29, 2020 for vested, unpaid Amber Road deferred compensation. There was no such accrual as of February 28, 2021. Unvested future payments that are contingent upon the continuous employment of participating employees totaled $1.0 million as of February 28, 2021
.
Operating Leases
The Company leases its primary office space under
non-cancelable
operating leases with various expiration dates through August 2027. Rent expense for the periods from February 4, 2021 through February 28, 2021 and March 1, 2020 through February 3, 2021 and fiscal years ended February 29, 2020 and February 28, 2019 was $0.6 million, $7.2 million, $8.4 million and $4.4 million, respectively.
Future minimum lease payments under
non-cancelable
operating leases as of February 28, 2021, are as follows for the fiscal years ended:

($ in thousands)	Amount
2022	$8,507
2023	6,540
2024	5,555
2025	4,204
2026	3,218
Thereafter	5,434
Total minimum lease payments	$33,458
Several of the operating lease agreements require the Company to provide security deposits. As of February 28, 2021, and February 29, 2020, lease deposits totaled approximately $2.9 million and $3.3 million, respectively. The deposits are generally refundable at the expiration of the lease, assuming all of the Company’s obligations under the lease agreement have been met. Deposits are included in prepaid and other current assets and other noncurrent assets in the Consolidated Balance Sheets.
Contingencies
From time to time, the Company is subject to contingencies that arise in the ordinary course of business. The Company records an accrual for a contingency when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Company does not currently believe the resolution of any such contingencies will have a material adverse effect upon the Company’s Consolidated Balance Sheets, Statements of Operations or Statements of Cash Flows.